First Choice Bancorp

Investor Presentation

January 2019

Forward Looking Statements

Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company's relationships with and reliance upon vendors with respect to the operation of certain of the Company's key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company's common stock or other securities; and the resulting impact on the Company's ability to raise capital or make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its registration statements as filed under Form S-4 and Form 8-A, and particularly the discussion of risk factors within those documents. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Corporate Overview

First Choice Bancorp

- First Choice Bank was founded in 2005
- First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.
- Full service commercial bank serving markets throughout Southern California
- 11 branches and 1 loan production office
- 17th largest publicly traded bank headquartered in Southern California
- Evolved from focusing on Asian-American market to become a mainstream bank
- Strong commitment to relationship banking

Market Footprint


National Monument
Glendale
Arcadia
Azusa
El Monte
Covina
Santa Monica
Ontario
Chino
San Bernardino
Redlands
Calimesa
Pico Rivera
Inglewood
Downey
La Habra
Norco
Riverside
Compton
Yorba Linda
Corona
Torrance
Lakewood
Signal Hill
Rancho Palos Verdes
Seal Beach
Santa Ana
Temescal Valley
Perris
Huntington Beach
Irvine
Lake Forest
Menifee
Newport Beach
Mission Viejo
Murrieta
Laguna Niguel
Dana Point
Temecula
San Clemente
Fallbrook
Avalon
Oceanside
Carlsbad
Escondido
Encinitas
Solana Beach
Poway
San Diego
National City
Chula Vista

Financial Highlights

Total assets: Approx. $1.6 billion[1]

Total loans held for investment: Approx. $1.2 billion[1]

Total deposits: Approx. $1.3 billion[1]

Adjusted ROAA: 1.62% (FY 2018) [2]

Adjusted ROAE: 11.51% (FY 2018) [2]

Dividend yield: 3.75% (as of 1/22/19)

1. *As of December 31, 2018*
2. *For the full year 2018; excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix*

Investment Highlights

- Growing presence in attractive Southern California markets
- Demonstrated ability to generate strong organic balance sheet growth
- Above peer group net interest margin benefiting from increases in prevailing interest rates
- Proven track record of outstanding asset quality
- Highly accretive acquisition expected to drive strong earnings growth in 2019
- Recent developments enhancing marketability of stock
  - Increased market cap resulting from merger
  - NASDAQ listing in May 2018
  - Addition to Russell Indexes in June 2018
  - Initial sell-side analyst coverage (Hovde) in August 2018

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	5
Lynn Hopkins	Chief Financial Officer	• CFO of Commercial Bank of California • Chief Accounting Officer at PacWest Bancorp	25+	Started in Sep. 2018
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	7
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	13

Pacific Commerce Bancorp Acquisition

Key Highlights

- Completed July 31, 2018
- Adds scale that will drive operational efficiencies
- Expands presence in Southern California and provides growth opportunities in new markets
- Extends footprint to San Diego
- Further diversifies customer base and loan portfolio
- Improves FCB's ability to compete for customers and banking talent
- Core system conversion completed in September 2018

Financial Impact

- Approximately 14.8% EPS accretion in 2019 (first full year of cost savings)
- TBV per share dilution payback period of 3.3 years (crossover method)
- PCB provides strong base of low-cost funding (approximately 55% non-interest bearing deposits)
- Provides excess liquidity that improves loan-to-deposit ratio and provides funding for future loan growth

Branch Overview



Glendale
Arcadia
Azusa
El Monte
Covina
Ontario
San Bernardino
Redlands
Calimesa
Chino
Pico Rivera
Inglewood
Downey
La Habra
Riverside
Norco
Compton
Yorba Linda
Corona
Torrance
Lakewood
Rancho Palos Verdes
Seal Beach
Santa Ana
Huntington Beach
Irvine
Menifee
Newport Beach
Mission Viejo
Murrieta
Temecula
San Clemente
Oceanside
Escondido
Poway
San Diego

Major Lines of Business

	Size (as of 12/31/18)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $401 million investor-owned ▪ $179 million owner-occupied	▪ Well diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as significant source of referrals ▪ Avg. yield of 5.89%; NPL/Total CRE Loans of 0.00% at 12/31/18
Commercial and Industrial	▪ $282 million	▪ Well diversified portfolio across customer types from manufacturers to distributors and professionals ▪ Avg. yield of 5.72%; NPL/Total C&I Loans of 0.03% at 12/31/18
Construction and Land	▪ $164 million construction ▪ $20 million land	▪ Residential construction primarily related to coastal properties where valuations are supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 7.23%; NPL/Construction Loans of 0.00% at 12/31/18
SBA	▪ $146 million	▪ Preferred SBA Lender; originated $68 million in 2018, and $86 million in 2017 ▪ All loan officers originate SBA loans ▪ Average gain on sale margin of 6.19% in 4Q18 ▪ Avg. yield of 7.98%; NPL/SBA Loans of 1.11% at 12/31/18

Track Record of Solid Profitability

Addition of PCB positively impacting ROAA and ROAE



Adjusted Return on Average Assets 1
2.0%
1.5%
1.0%
0.5%
1.02%
0.83%
1.62%
2016 2
2017
2018



Adjusted Return on Average Shareholders' Equity 1
12.0%
10.0%
8.0%
6.0%
4.0%
8.57%
6.96%
11.51%
2016 2
2017
2018

1. FY 2018 excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix.
2. First Choice Bank only at and for the year ended December 31, 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

Strong Organic Loan Growth



Total Loans [1]
Organic
Acquisitions
($ in millions)
$1,500
$1,200
$900
$600
$300
14.5% Organic CAGR
PCB Acquisition
399.8
$879.2
$752.3
$704.3
$669.1
$512.0
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018

1. Total loans include loans held for sale, and total loans held for investment net of net discounts and deferred fees

Well Diversified Loan Portfolio

Total loans held for investment of $1.25 billion
At December 31, 2018


SBA
12%
Construction and Land Development
15%
Residential Real Estate
5%
C&I
22%
CRE - Owner-Occupied
14%
CRE - Investor
32%

Consistent Organic Deposit Growth



Total Deposits
($ in millions)
Organic
Acquisitions
$1,500
$1,200
$900
$600
$300
9.7% Organic CAGR
PCB Acquisition
$474.9
$536.1
$708.5
$756.6
$772.7
$777.4
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018

First Choice Bancorp

Improving Deposit Mix

Deposits of $1.31 billion at September 30, 2018


Money Market, Savings & Other 38%
Non-Interest Bearing 42%
Time 20%

Non-Interest Bearing Deposits have increased to 44% of total deposits following PCB acquisition

Deposits of $1.25 billion at December 31, 2018


Money Market, Savings & Other 37%
Non-Interest Bearing 44%
Time 19%

Improving Efficiencies

($ in millions)



Noninterest Expense and Adjusted Efficiency Ratio 1
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.4
$0.4
$3.8
$0.9
60.5%
62.3%
51.4%
51.9%
47.4%
4Q17
1Q18
2Q18
3Q18
4Q18
Adjustments to Noninterest Expense
Noninterest Expense ex. Adjustments
Adjusted Efficiency Ratio
Efficiency Ratio

- **Increasing scale driving improved efficiencies**
- **Impact of PCB acquisition driving further improvement in efficiency ratio**

1. See non-GAAP reconciliation in the Appendix

First Choice Bancorp

Higher Loan Yields Driving Increase in NIM

Addition of PCB reducing deposit costs and further enhancing net interest margin



7%
6%
5%
4%
3%
2%
1%
0%
5.57%
5.56%
6.17%
6.32%
6.49%
4.35%
4.38%
4.73%
4.97%
5.34%
0.76%
0.79%
0.98%
0.81%
0.75% 1
4Q17
1Q18
2Q18
3Q18
4Q18
Average Loan Yield
Net interest Margin
Cost of Deposits

1. *Spot rate cost of interest bearing deposits was 1.36%, and all-in cost of deposits was 0.76% at December 31, 2018*

Accretion Income Impact on NIM



5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
4.35%
0.14%
4.38%
0.04%
4.73%
0.40%
4.97%
0.36%
5.34%
0.41%
4Q17
1Q18
2Q18
3Q18
4Q18
1
Net Interest Margin
Accretion Income

1. *Accelerated accretion includes early loan payoffs and accretion from net discounts on acquired PCB loans*

Strong Asset Quality



NPAs/Total Assets
0.60%
0.40%
0.20%
0.00%
0.39%
0.20%
0.11%
12/31/2016 1
12/31/2017
12/31/2018



NCOs/Average Loans
0.60%
0.40%
0.20%
0.00%
0.23%
0.24%
0.10%
2016 1
2017
2018

1. First Choice Bank only at and for the year ended December 31, 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Fully realize projected cost savings from PCB acquisition**
  - **Continue generating solid organic balance sheet growth**
  - **Expand lending relationships with PCB customers**
  - **Deepen presence in new markets added through PCB**

- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Achieve ROAA of 1.50% and ROAE of 12%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko 	**First Choice Bancorp** *President & Chief Executive Officer* **Address:** 17785 Center Court Drive, Suite 750, Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Lynn M. Hopkins 	**First Choice Bancorp** *Executive Vice President & Chief Financial Officer* **Address:** 17785 Center Court Drive, Suite 750, Cerritos, CA 90703 **Telephone:** (562) 263-8327 **Email:** Lhopkins@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial disclosures for: (1) adjusted net income, (2) adjusted return on average assets, (3) adjusted return on average shareholders' equity, (4) return on average tangible common equity, (5) adjusted return on average tangible common equity, (6) tangible common equity ratio, (7) tangible book value per share, (8) efficiency ratio, and (9) adjusted efficiency ratio. The Company believes that the presentation of certain non-GAAP financial measures assists investors in evaluating our financial results. In particular, the use of adjusted return on average tangible common equity, adjusted tangible common equity ratio, and tangible book value per share is prevalent among banking regulators, investors and analysts. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

Non-GAAP Reconciliation

Adjusted Net Income Reconciliation and Performance Metrics

	FY 2016 (restated[1])	FY 2017 (restated[1])	FY 2018
Net income	$ 8,349	$ 7,354	$ 15,130
Add: After-tax merger, integration and public company registration costs[2]	-	-	4,029
Adjusted net income excluding merger, integration and public company registration costs	$ 8,349	$ 7,354	$ 19,159
Average assets	$ 817,355	$ 884,430	$ 1,184,309
Return on average assets	1.02%	0.83%	1.28%
Adjusted return on average assets	1.02%	0.83%	1.62%
Average shareholders' equity	$ 97,397	$ 105,632	$ 166,474
Less: Average intangible assets	-	-	33,575
Average tangible common equity	$ 97,397	$ 105,632	$ 132,899
Return on average shareholders' equity	8.57%	6.96%	9.09%
Adjusted return on average shareholders' equity	8.57%	6.96%	11.51%
Return on average tangible common equity	8.57%	6.96%	11.38%
Adjusted return on average tangible common equity	8.57%	6.96%	14.42%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).
2. After-tax merger, integration and public company registration costs include estimated non-deductible costs

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Tangible Book Value Per Share

	As of		
	December 31, 2016 (restated [1])	December 31, 2017 (restated [1])	December 31, 2018
Shareholders' equity	$ 102,507	$ 105,694	$ 248,069
Less: Intangible assets	-	-	80,001
Tangible common equity	$ 102,507	$ 105,694	$ 168,068
Total assets	$ 862,691	$ 903,795	$ 1,622,501
Less: Intangible assets	-	-	80,001
Tangible assets	$ 862,691	$ 903,795	$ 1,542,500
Equity to asset ratio	11.88%	11.69%	15.29%
Tangible common equity ratio	11.88%	11.69%	10.90%
Book value per share	$ 14.41	$ 14.56	$ 21.16
Tangible book value per share	$ 14.41	$ 14.56	$ 14.33
Shares outstanding	7,112,954	7,260,119	11,726,074

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).

Non-GAAP Reconciliation

Adjusted Efficiency Ratio

	For the quarter ended					
	September 30, 2017 (restated [1])	December 31, 2017 (restated [1])	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Noninterest expense (numerator)	$ 6,174	$ 6,500	$ 6,677	$ 6,317	$ 12,365	$ 10,833
Less: merger, integration and public company registration costs	-	-	374	356	3,797	859
Noninterest expense without merger, integration and public company registration costs (numerator)	$ 6,174	$ 6,500	$ 6,303	$ 5,961	$ 8,568	$ 9,974
Net interest income	$ 9,150	$ 9,807	$ 9,552	$ 10,819	$ 15,796	$ 19,502
Plus: Noninterest income	1,433	935	563	779	705	1,563
Total net interest income and noninterest income (denominator)	$ 10,583	$ 10,742	$ 10,115	$ 11,598	$ 16,501	$ 21,065
Efficiency ratio	58.3%	60.5%	66.0%	54.5%	74.9%	51.4%
Adjusted efficiency ratio without merger, integration and public company registration costs	58.3%	60.5%	62.3%	51.4%	51.9%	47.3%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).